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                          VAN KAMPEN AMERICAN CAPITAL
                                   PACE FUND
  SUPPLEMENT DATED JANUARY 21, 1997, TO THE PROSPECTUS DATED OCTOBER 28, 1996,
      AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 1, 1996 AND JANUARY 2, 1997.

    The following replaces the paragraph under the section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT."

    The Fund is now managed by a management team of Portfolio Managers headed by Alan T. Sachtleben. Mr. Sachtleben has been a Vice President of the Fund since 1987, and has been an Executive Vice President of the Adviser and Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."). John M. Cunniff, Jeff D. New and B. Robert Baker are now responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Cunniff has been a Vice President of the Adviser (since October 1995). Mr. Cunniff has been Vice President of Advisory Corp. (since October 1995). Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors. Mr. New has been a Vice President of the Adviser (since June 1995) and a Vice President of Advisory Corp. (since June 1995). Prior to that time, Mr. New was associate portfolio manager of the adviser. Mr. Baker has been Vice President of the Adviser (since June 1995) and a Vice President of Advisory Corp. (since June 1995). Prior to that time, Mr. Baker was associate portfolio manager of the adviser.